SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2002

ATHEY PRODUCTS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-2723	36-0753480
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1839 South Main Street
Wake Forest, North Carolina	27587-9289
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-556-5171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

On December 8, 2000, Athey Products Corporation, a Delaware corporation (“Athey”), filed for protection pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of North Carolina, Raleigh Division.

A copy of Athey’s Report of Initial Distribution to Shareholders dated May 21, 2002, is attached to this Current Report on Form 8-K as Exhibit 99.1. Any financial information in this exhibit is unaudited and has not been reviewed by an independent accountant.

Item	7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.1	Debtor’s Report of Initial Distribution to Shareholders dated May 21, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2002
ATHEY PRODUCTS CORPORATION

/s/ JOHN A. NORTHEN

By:	John A. Northen
Its:	Attorney for Debtor

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